PIMCO Funds

Supplement dated August 30, 2021 to the

Municipal Value Funds Prospectus (the “Prospectus”) dated July 30, 2021,

as supplemented from time to time

Disclosure Related to the PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund, and PIMCO National Municipal Opportunistic Value Fund (each, a “Fund” and together, the “Funds”)

Effective immediately, each Fund is jointly and primarily managed by Jim Grandinetti and Myles Grenier. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section in each Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. Gurtin Municipal Bond Management, a PIMCO company (“Gurtin”), serves as the Fund’s sub-adviser. The Fund is jointly and primarily managed by Jim Grandinetti and Myles Grenier. Mr. Grandinetti is a Senior Vice President at Gurtin. Mr. Grenier is a Vice President at Gurtin. Messrs. Grandinetti and Grenier have jointly and primarily managed the Fund since its inception in January 2019.

In addition, effective immediately, disclosure concerning the Funds’ portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO California Municipal Intermediate Value PIMCO California Municipal Opportunistic Value PIMCO National Municipal Intermediate Value PIMCO National Municipal Opportunistic Value	Jim Grandinetti	January 2019*

Senior Vice President, Gurtin, a PIMCO company. Mr. Grandinetti has previously served as the Head of Portfolio Management at Gurtin, and serves as a member of the Investment Committee. Prior to joining Gurtin in 2008, Mr. Grandinetti worked as a Fixed Income Trader for 9 years, most recently as a Vice President at Morgan Stanley at the firm’s New York City fixed income trading headquarters. Previously, Mr. Grandinetti was a trader at Royal Alliance for three years, and a trader with Hennion & Walsh. At Gurtin, Mr. Grandinetti is responsible for: 1) oversight of the portfolio managers and 2) managing tax-exempt fixed income portfolios and funds managed under the Municipal Opportunistic and Intermediate Value strategies.

Fund	Portfolio Manager	Since	Recent Professional Experience

PIMCO California Municipal Intermediate Value PIMCO California Municipal Opportunistic Value PIMCO National Municipal Intermediate Value PIMCO National Municipal Opportunistic Value	Myles Grenier	January 2019*

CFA Charterholder since 2012 and Vice President, Gurtin, a PIMCO company. Mr. Grenier serves as a member of the Investment Committee. Prior to joining Gurtin in 2014, Mr. Grenier spent 2+ years as a Senior Account Controller at State Street Bank before moving to Putnam Investments, where he worked as a Securities Data Analyst for 3 years. In 2013, Mr. Grenier joined the Performance Attribution team at Putnam. At Gurtin, Mr. Grenier is a member of the Portfolio Management group, responsible for trading and portfolio structure for various taxable and tax- exempt strategies.

*	Inception of the Fund.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP1_083021

PIMCO Funds

Supplement dated August 30, 2021 to the

Statement of Additional Information (the “SAI”) dated July 30, 2021,

as supplemented from time to time

Disclosure Related to the PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund, and PIMCO National Municipal Opportunistic Value Fund (each, a “Fund” and together, the “Funds”)

Effective immediately, each Fund is jointly and primarily managed by Jim Grandinetti and Myles Grenier. Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI.

In addition, effective immediately, the following sentence is added to the end of the paragraph immediately preceding the above-mentioned table:

Effective August 30, 2021, each of the PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund, and PIMCO National Municipal Opportunistic Value Fund is jointly and primarily managed by Jim Grandinetti and Myles Grenier.

In addition, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP2_083021